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                                                                   EXHIBIT 10.10


                                                        No. 11  under characters
                                                  (94) Sui Nei He Zuo Mian (Bei)


                                  Document
                                     of
          Conghua City Foreign Economic Relations & Trade Committee
            No. (1995) 161 under characters Cong Wai Jing Mao Yin
                (Seal for Filing of the Customs of Guangzhou,
                       the People's Republic of China
                     dated 18th September, 1995 affixed)

   ----------------------------------------------------------------------

         OFFICIAL REPLY REGARDING THE FIFTH SUPPLEMENTARY AGREEMENT
                  OF THE CO-OPERATIVE VENTURE CONTRACT FOR
                    DRANSFIELD PAPER (GUANGZHOU) LIMITED


To: Dransfield Paper (Guangzhou) Limited

        The following is an official reply regarding the fifth supplementary agreement of the co-operative venture contract for Dransfield Paper (Guangzhou) Limited submitted by your company:

        l. The fifth supplementary agreement of the co-operative venture contract for Dransfield Paper (Guangzhou) Limited has been approved to become effective.


        2. The acquisition of an additional batch of imported equipment worth HK$120,000 has been approved. The funds so required shall be accommodated within the total amount of investment specified in the original contract.


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        3.  Save for the above-mentioned provisions, all other provisions in the original contract and articles of association shall remain unchanged.

        Please go through the relevant importation formalities with the departments concerned upon receipt of this document.

                                                            15th September, 1995



        Report to:  Guangzhou City Foreign Economic Relations & Trade
                    Committee, Municipal Administration for Industry and Commerce and Guangzhou Customs.

        CC: Conghua City Planning Committee, Administration of Finance, Administration for Industry and Commerce, Administration of Taxation, Taiping Development Zone.


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              THE FIFTH SUPPLEMENTARY AGREEMENT OF THE CONTRACT
                  FOR DRANSFIELD PAPER (GUANGZHOU) LIMITED


        l. In view of the production need, two additional sets of imported packaging machines and parts of packaging machines worth HK$120,000.00 (see the Equipment List for details) shall be acquired. The funds so required shall be accommodated within the total amount of investment specified in the original contract.


        2. Save for the above-mentioned provision, all other provisions in the original contract shall remain unchanged.

        3. This supplementary agreement shall go into effect upon approval by the original approval authority.

        4. This supplementary agreement of the contract was signed on 10th September, 1995 in Conghua City by the representatives of both parties to the co-operative venture.

        Party A: Conghua Economic & Technology Development Zone Development Corporation (Official chop affixed)

        Representative:  (Signed) Deng Weiqiang

        Party B:         Holdsworth Investments Limited
                         (Official chop affixed)

        Representative:  (Signed) Ma Guoxiong


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                    RESOLUTION OF THE BOARD OF DIRECTORS

        On the general meeting of Dransfield Paper (Guangzhou) Limited held on 10th September, 1995, it was passed that on the premise of unchanged total amount of investment, two additional sets of imported packaging machines and parts of packaging machines worth HK$120,000.00 shall be acquired for use in the production workshop. Details are shown in the attached list.

        Signed by the members of the Board:

        Chairman: Ma Guoxiong

        Vice chairman: Deng Weiqiang

        General Manager: Ma Guoxiong

        Director: Yao Yichang

        Director: Wu Guirong


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                           Imported Equipment List

                                                        Monetary Unit: HK Dollar

------------------------------------------------------------------------------------------------------------------------------------
                                                  Price
                                      ---------------------------   Date of    Quantity     Date of Arrival   Quantity
Description                 Quantity  Unit Price            Total   Approval   of Import      at Customs     of Clearance    Remarks
------------------------------------------------------------------------------------------------------------------------------------

1. Production Equipment

(1)Packaging machine        2 sets    4,500.00/set      90,000.00

(2)Parts of packaging                                   30,000.00
   machine
------------------------------------------------------------------------------------------------------------------------------------
Grand Total                                            120,000.00
------------------------------------------------------------------------------------------------------------------------------------




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